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EXHIBIT 99.3

UNAUDITED FINANCIAL INFORMATION OF INNOZEN, INC. AS OF MARCH 31, 2007 AND FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006.






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INNOZEN, INC.
CONDENSED BALANCE SHEET
MARCH 31, 2007
(UNAUDITED)

                                     ASSETS
Current assets:
  Cash and cash equivalents                                        $   234,262
  Accounts receivable                                                  235,290
  Inventory                                                            351,982
  Prepaid expenses and other assets                                    164,420
                                                                   -----------
     Total current assets                                              985,954
Property and equipment, net                                            477,163
Patent costs and other intangible assets, net                          132,538
Other assets                                                            20,270
                                                                   -----------
     Total assets                                                  $ 1,615,925
                                                                   ===========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Accounts payable and accrued expenses                            $   405,438
  Current portion of capital lease obligation                          184,517
  Deferred revenue                                                     713,500
  Due to shareholder                                                   108,285
                                                                   -----------
     Total current liabilities                                       1,411,740
                                                                   -----------
  Due to HealthSport                                                   750,000
  Capital lease obligation, less current portion                       158,327
                                                                   -----------
          Total liabilities                                          2,320,067
                                                                   -----------

Commitments and contingencies

Stockholders' deficit:
  Preferred stock                                                          810
  Common stock: $0.0001 par value; authorized 26,000,000 shares;
    14,000,000 shares issued and outstanding                             1,400
  Additional paid-in capital                                         6,184,740
  Warrants                                                             108,953
  Accumulated deficit                                               (7,000,045)
                                                                   -----------
     Total stockholders' deficit                                      (704,142)
                                                                   -----------
          Total liabilities and stockholders' deficit              $ 1,615,925
                                                                   ===========


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INNOZEN, INC.
CONDENSED STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(UNAUDITED)


                                           2007           2006
                                         ---------    ---------

Revenue
  Product sales                          $ 298,111    $  33,643
  License fees, royalties and services     168,750       95,966
                                         ---------    ---------
     Total revenues                        466,861      129,609
                                         ---------    ---------
Costs and expenses
  Cost of product sold                     185,645       24,977
  General and administrative expense       305,157      347,854
  Marketing and selling expense             74,309      132,707
  Non-cash compensation expense               --           --
  Manufacturing costs                      216,495       71,996
  Research and development costs             3,041       58,065
                                         ---------    ---------
     Total costs and expenses              784,647      635,599
                                         ---------    ---------
          Net loss from operations        (317,786)    (505,990)
                                         ---------    ---------
Other income (expense):
     Interest income                         2,396        7,141
     Gain on sale of assets                   --          4,250
     Interest expense                       (8,849)      (8,049)
                                         ---------    ---------
          Other income (expense)            (6,453)       3,342
                                         ---------    ---------
Net loss before income taxes              (324,239)    (502,648)
     Provision for income taxes               --           --
                                         ---------    ---------
          Net loss                       $(324,239)   $(502,648)
                                         =========    =========


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